Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Flow International Corporation, a Washington corporation (the “Company”), on Form 10-K for the fiscal year ended April 30, 2012 as filed with the Securities and Exchange Commission (the “Report”), I, Charles M. Brown, Principal Executive Officer of the Company, and Allen M. Hsieh, Principal Financial and Accounting Officer of the Company certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Charles M. Brown
Charles M. Brown	June 27, 2012
Principal Executive Officer

/s/ Allen M. Hsieh
Allen M. Hsieh	June 27, 2012
Principal Financial and Accounting Officer